LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MARCH 24, 2008

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 1, 2007 OF

LEGG MASON PARTNERS

MUNICIPAL HIGH INCOME FUND

Effective May 1, 2008, the section of the Prospectus titled “Investments, risks and performance, Principal investment strategies, Key investments,” and the second paragraph under the section of the Statement of Additional Information titled “Municipal High Income, Investment Objective and Principal Investment Strategies,” are replaced in their entirety by the following text in order to reflect the fund’s revised fundamental investment policy and related disclosure:

Investment strategies—Key Investments

Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities. Municipal securities include bonds and leases issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax (but may be subject to alternative minimum tax). This policy may not be changed without shareholder approval.

The fund expects to invest in intermediate and long-term municipal securities with maturities ranging from one to more than 30 years at the time of purchase. In purchasing debt obligations for the fund, the portfolio managers may take full advantage of the full range of maturities and durations, and may adjust the average maturity or duration of the investments held by the fund from time to time, depending on their assessment of the relative yields of securities of different maturities and durations and their expectations of future changes in interest rates.

Under normal market conditions, the fund will invest primarily in municipal securities rated at the time of purchase in the lowest investment grade category (Standard & Poor’s Ratings Group (“S&P”) rating BBB or an equivalent) or in a below investment grade category (S&P’s rating BB or lower or an equivalent), or in securities of comparable quality. Investment grade securities are those rated in any of the four highest long-term rating categories, or if unrated, determined by the subadviser to be of comparable quality.

Below investment grade securities are commonly known as “junk bonds” because they are rated in the lower rating categories by a nationally recognized statistical rating agency or, if unrated, determined by the subadviser to be of similar credit quality. The fund may invest without limit in obligations rated below investment grade, or if unrated, determined by the subadviser to be of comparable quality

FDXX010873

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MARCH 24, 2008

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2007 OF

LEGG MASON PARTNERS HIGH INCOME FUND

Effective May 1, 2008, the following text amends the fund’s Prospectus and Statement of Additional Information:

Investment strategies—Credit Quality

The fund may invest without limitation in securities rated lower than B by Moody’s Investors Services, Inc. and/or by Standard and Poor’s Division of The McGraw-Hill companies, Inc. or if unrated, determined by the subadviser to be of comparable quality.

FDXX010872